Exhibit 99.1

Talon 1 Acquisition Corp. Announces the Separate Trading of its Class A Ordinary Shares and Warrants

JANUARY 3, 2022

Coral Gables, Florida, Jan. 3, 2022 (PR NEWSWIRE) – Talon 1 Acquisition Corp. (the “Company”) announced today that, as of December 30, 2021, holders of the units sold in the Company’s initial public offering of 23,000,000 units, completed on November 8, 2021, may elect to separately trade the Class A ordinary shares and warrants included in the units. Any units not separated will continue to trade on The Nasdaq Global Market (“Nasdaq”) under the symbol “TOACU,” and the separated Class A ordinary shares and warrants will trade on Nasdaq under the symbols “TOAC” and “TOACW,” respectively. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Unit holders will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into Class A ordinary shares and warrants.

The units were initially offered by the Company in an underwritten offering. Credit Suisse Securities (USA) LLC and Exos Securities LLC acted as the joint book-running managers of the offering. A registration statement relating to the units and the underlying securities was declared effective by the Securities and Exchange Commission on November 3, 2021.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Talon 1 Acquisition Corp.

The Company is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While the Company may pursue an initial business combination target in any stage of its corporate evolution or in any industry or sector, it intends to focus its search on companies in the global aerospace, aviation and aviation services industries. The Company is led by its Chief Executive Officer, Edward J. Wegel.

FORWARD-LOOKING STATEMENTS

This press release may include, and oral statements made from time to time by representatives of Talon 1 Acquisition Corp. may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”). All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact

info@talonacquisition.com

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